FEDERATED INTERNATIONAL BOND FUND
A Portfolio of Federated International Series, Inc.
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
------------------------------------------------------------------------------
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2005

Under the heading "Securities in Which the Fund Invests" please add the following immediately after the section entitled "CREDIT DEFAULT SWAPS";

     TOTAL RATE OF RETURN SWAPS

     Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.





                                                                   March 8, 2005



Cusip 31420G 40 8
Cusip 31420G 50 7
Cusip 31420G 60 6



32046 (3/05)